T. Rowe Price New Asia Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective April 1, 2026, T. Rowe Price Hong Kong Limited (Price Hong Kong) will be added as an investment subadviser to the fund.

Effective April 1, 2026, Jai Kapadia will join Anh Lu as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On June 30, 2026, Ms. Lu will step down from her role on the fund and, effective July 1, 2026, Mr. Kapadia will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Kapadia joined T. Rowe Price in 2011.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

Effective April 1, 2026, T. Rowe Price will enter into a subadvisory agreement with Price Hong Kong under which Price Hong Kong will be authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road Central, Hong Kong.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2026, Jai Kapadia will join Anh Lu as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On June 30, 2026, Ms. Lu will be retiring from the Firm and will step down from her role on the fund and, effective July 1, 2026, Mr. Kapadia will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Kapadia joined the Firm in 2011, and his investment experience dates from 2004. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is December 10, 2025.

F39-041    12/10/25